Changes in Fair Value of Level Three Financial Instruments (Detail) (USD $)	12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	$ 238,796	$ 711,259
Issuance of common stock warrants	459,000	0
Change in fair value of warrant liabilities, net	(371,591)	(472,463)
Reclassification to equity due to exchange of common stock warrants into common stock	(326,205)	0
Ending Balance	$ 0	$ 238,796